SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

December 17, 2007
Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of		Identification No.)
incorporation or
organization)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573-9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d -2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture and Supplemental Indentures

     On December 18, 2007, The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) completed its previously reported offering of $165 million aggregate principal amount of 5.125% Convertible Senior Notes due 2011 (the “2011 Notes”) and $255 million aggregate principal amount of 6.75% Convertible Senior Notes due 2012 (the “2012 Notes” and, together with the 2011 Notes, the “Notes”). In connection with the issuance of the Notes, on December 18, 2007, the Company entered into an indenture (the “Base Indenture”) with Wilmington Trust Company (the “Trustee”). Also on December 18, 2007, the Company and the Trustee entered into (i) the first supplemental indenture to the Base Indenture (the “First Supplemental Indenture”) relating to the 2011 Notes and (ii) the second supplemental indenture to the Base Indenture (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”; “Indenture” shall mean the Base Indenture together with First Supplemental Indenture or the Base Indenture together with the Second Supplemental Indenture, or the Base Indenture together with both the First Supplemental Indenture and the Second Supplemental Indenture, as the context may require) relating to the 2012 Notes.

     The Notes are senior unsecured debt obligations of the Company. There is no sinking fund for the Notes. The 2011 Notes mature on June 15, 2011 and bear interest at a rate of 5.125% per annum. The 2012 Notes mature on December 15, 2012 and bear interest at a rate of 6.75% per annum. Interest on the Notes is payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2008.

     Subject to certain exceptions set forth in the Indenture, the Notes are subject to repurchase at the option of the holders upon a fundamental change at a purchase price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any. A fundamental change will occur upon certain changes in the ownership of the Company, or certain events relating to the trading of the common stock, par value $1.00 per share, of the Company (the “Common Stock”), as further described in the Indenture.

     Each series of Notes is subject to conversion into the Company’s common stock (i) upon the occurrence of fundamental change, (ii) upon the Company’s making certain distributions with respect to the Company’s common stock, (iii) during any fiscal quarter after the fiscal quarter ending June 14, 2008 (and only during such fiscal quarter), if the closing sale price (as defined in the Indenture) per share of the Company’s common stock for at least 20 trading days during the 30-consecutive-trading day-period ending on the last trading day of the preceding fiscal quarter exceeds 130% of the then-applicable conversion price per share of the Company’s common stock on such last trading day, (iv) during the five business days immediately following any five-consecutive-trading-day period in which the trading price per $1,000 principal amount of such series of Notes (as determined following a request by a holder of such series of Notes) for each day of such period was less than 98% of the product of (x) the closing sale price of the Company’s common stock and (y) the then-applicable conversion rate of such series of Notes on each such trading day and (v) solely with respect to the 2012 Notes, after the Company or the Trustee has issued a notice of redemption of the 2012 Notes, at any time prior to the close of business one business day prior to the redemption date for such 2012 Notes, even if such 2012 Notes are not otherwise convertible at such time. Additionally, the 2011 Notes will be convertible at any time after March 15, 2011, and the 2012 Notes will be convertible at any time after September 15, 2012. The 2011 Notes are initially convertible at a conversion rate of 27.4725 shares per $1,000 principal amount of 2011 Notes, and are subject to adjustment in the manner set forth in the First Supplemental Indenture. The 2012 Notes are initially convertible at a conversion rate of 26.4550 shares per $1,000 principal amount of 2012 Notes and are subject to adjustment in the manner set forth in the Second Supplemental Indenture. Additionally, holders of the Notes who convert their Notes in connection with certain fundamental changes may be entitled to an increase in the conversion rate as specified in the Indenture.

     The 2011 Notes are not subject to redemption at the Company’s option. The 2012 Notes are subject to redemption at the Company’s option, in the manner set forth in the Second Supplemental Indenture, at any time on or after December 15, 2010, and prior to December 15, 2011, at a redemption price of 102.70% . On and after December 15, 2011, the 2012 Notes are subject to redemption at a redemption price of 101.35% .

     The Indenture contains customary financial reporting requirements, and also contains restrictions on mergers and asset sales. The Indenture also provides that upon certain events of default, including without limitation failure to pay principal or interest, failure to deliver a notice of fundamental change, failure to convert the Notes when required, cross defaults to other material indebtedness and failure to pay material judgments, either the trustee or the holders of 25% in aggregate principal amount of each series of Notes may declare the principal of such series of Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Company, the principal amount of the Notes and accrued interest automatically becomes due and payable.

     The foregoing description of the Base Indenture, the First Supplemental Indenture, the 2011 Notes, the Second Supplemental Indenture and the 2012 Notes is qualified in its entirety by reference to such documents, which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively.

Amendments to Share Lending Agreements

     On December 18, 2007, the Company entered into an amendment to each of the Share Lending Agreements (the “SLA Amendments”) described in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2007 (the “Form 8-K”); capitalized terms used but not defined in this current report on Form 8-K have the meanings given such terms in the Form 8-K. Among other things, the SLA Amendments limit the number of shares of Common Stock that the Share Borrowers may borrow to an aggregate of 9,701,419 shares until such time as (i) the Company obtains shareholder approval to the extent required by the rules and regulations of the New York Stock Exchange (the “NYSE Rules”) to allow it to issue up to an aggregate of 11,278,988 shares of Common Stock pursuant to the Share Lending Agreements or (ii) the Company reasonably determines that such shareholder approval is not required pursuant to the NYSE Rules. In addition, the SLA Amendments require the

Company to use commercially reasonable efforts to obtain shareholder approval to the extent required by the NYSE Rules to allow the Company to issue up to an aggregate of 11,278,988 shares of Common Stock pursuant to the Share Lending Agreements at a meeting of the Company’s stockholders to be held not later than August 15, 2008.

     The foregoing description of the SLA Amendments is qualified in its entirety by reference to such documents, which are filed herewith as Exhibits 10.1 and 10.2.

Convertible Note Hedge Transactions and Amendments to Warrant Transactions

     In connection with the exercise in full by the Convertible Note Underwriters of their options to purchase additional Notes to cover-allotments (the “Option Exercise”), on December 17, 2007 the number of shares of Common Stock issuable upon exercise of the call options purchased by the Company from the Counterparties pursuant to the convertible note hedge transactions described in the Form 8-K was automatically increased by an aggregate 5,639,494 shares, in direct proportion to the number of shares issuable upon conversion of the additional Notes sold pursuant to the Option Exercise.

     Also in connection with the Option Exercise, on December 17, 2007 the Company entered into an amendment to each of the Confirmations relating to the warrant transactions (the “WC Amendments”) described in the Form 8-K. The number of shares of Common Stock issuable upon exercise of the warrants purchased by the Counterparties was increased pursuant to the WC amendments by an aggregate 5,639,494 shares, in direct proportion to the number of shares issuable upon conversion of the additional Notes sold pursuant to the Option Exercise; together with the warrants initially sold to the Counterparties as described in the Form 8-K, the Company has sold to the Counterparties warrants to acquire, subject to specified terms and conditions and customary anti-dilution adjustments, an aggregate of 11,278,988 shares of Common Stock, 4,532,962 shares at a strike price of $46.20 per share and 6,745,026 shares at a strike price of $49.00 per share. In addition, the WC Amendments changed the default settlement method under such warrant Confirmations from net share settlement to cash settlement and limited the Company’s ability to select a settlement method other than cash settlement, until the Company has (a) (i) obtained shareholder approval to the extent required by the NYSE Rules to allow it to issue shares of Common Stock pursuant to the warrant Confirmations or (ii) reasonably determined that such shareholder approval is not required pursuant to the NYSE Rules and (b) authorized and reserved a sufficient number of shares of Common Stock for future issuance in connection with net share settlement of such warrant transactions. In addition, the WC Amendments require the Company to use commercially reasonable efforts to obtain shareholder approval to the extent required by the NYSE Rules to allow the Company to issue shares of Common Stock pursuant to the warrant Confirmations at a meeting of the Company’s stockholders to be held not later than August 15, 2008.

     The cost to the Company of the additional hedge transaction call options purchased in connection with the Option Exercise was approximately $7.0 million, and the proceeds received by the Company from the sale of the additional warrants pursuant to the WC amendments entered into in connection with the Option Exercise was approximately $3.5 million, resulting in a net incremental cost to the Company of approximately $3.5 million.

     The foregoing description of the convertible note hedge transactions is qualified in its entirety by reference to exhibits 10.5 through 10.8 of the Form 8-K, and the foregoing description of the WC Amendments is qualified in its entirety by reference to such documents, which are filed herewith as Exhibits 10.3, 10.4, 10.5 and 10.6.

Relationships

     The Share Borrowers and the Counterparties and their respective affiliates have provided, and may in the future provide, various investment banking, commercial banking and other financial services for the Company and its affiliates for which services they have received, and may in the future receive, customary fees. BAS is the sole lead arranger under the Company’s senior secured revolving credit facility. In addition, affiliates of the Share Borrowers and the Counterparties were the Convertible Notes Underwriters and the Equity Underwriters in connection with the offerings described in the Form 8-K. As described in the Form 8-K, the net proceeds of the Notes offering, together with cash on hand, were used to repay the bridge loan and to pay the cost of the Convertible Note Hedge and Warrant Transactions and, accordingly, affiliates of the Convertible Notes Underwriters, the Equity Underwriters, the Share Borrowers and the Counterparties received substantially all of the proceeds of the Notes offering and the Common Stock offering.

Item 2.03. Creation of Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On December 18, 2007, the Company issued $165 million aggregate principal amount of the 2011 Notes and $255 million aggregate principal amount of the 2012 Notes in an underwritten public offering, which Notes are governed by the Indenture.

     Additional information included in Item 1.01 above regarding the Notes is incorporated by reference into this Item 2.03, and the foregoing description of the Notes is qualified in its entirety by reference to the Indenture and the Notes.

Item 3.02 Unregistered Sales of Equity Securities

     On December 17, 2007, pursuant to the WC Amendments, the Company sold to the Counterparties warrants to acquire, subject to specified terms and conditions and customary anti-dilution adjustments, an aggregate of an additional 5,639,494 shares of Common Stock, 2,266,481 shares at a strike price of $46.20 per share and 3,373,013 shares at a strike price of $49.00 per share, in each case in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.

     Additional information included in Item 1.01 above regarding the WC Amendments is incorporated by reference into this Item 3.02.

     The warrants have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01. Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee

4.2	First Supplemental Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee, relating to the 5.125% Senior Convertible Notes due 2011

4.3	Form of Global 5.125% Senior Convertible Note due 2011 (included as part of Exhibit 4.2)

4.4	Second Supplemental Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee, relating to the 6.75% Senior Convertible Notes due 2011

4.5	Form of Global 6.75% Senior Convertible Note due 2012 (included as part of Exhibit 4.4)

5.1	Opinion of McGuireWoods LLP regarding legality of the Common Stock

5.2	Opinion of Cahill Gordon & Reindel LLP regarding legality of the Notes

10.1	Amendment No. 1 to Share Lending Agreement dated as of December 18, 2007, between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.2	Amendment No. 1 to Share Lending Agreement dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers International (Europe) Limited, as borrower, and Lehman Brothers Inc., as borrowing agent

10.3	Amendment to Confirmation of Issuer Warrant Transaction (2011), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.4	Amendment to Confirmation of Issuer Warrant Transaction (2012), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.5	Amendment to Confirmation of Issuer Warrant Transaction (2011), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea

Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.6	Amendment to Confirmation of Issuer Warrant Transaction (2012), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

23.1	Consent of McGuireWoods LLP (included as part of its opinion filed as Exhibit 5.1)

23.2	Consent of Cahill Gordon & Reindel LLP (included as part of its opinion filed as Exhibit 5.2) .

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 21, 2007

THE GREAT ATLANTIC & PACIFIC TEA
COMPANY, INC.

By:	/s/ Allan Richards
	Name:	Allan Richards
	Title:	Senior Vice President, Human
Resources, Labor Relations, Legal
Services & Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee

4.2	First Supplemental Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee, relating to the 5.125% Senior Convertible Notes due 2011

4.3	Form of Global 5.125% Senior Convertible Note due 2011 (included as part of Exhibit 4.2)

4.4	Second Supplemental Indenture, dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Wilmington Trust Company, as Trustee, relating to the 6.75% Senior Convertible Notes due 2011

4.5	Form of Global 6.75% Senior Convertible Note due 2012 (included as part of Exhibit 4.4)

5.1	Opinion of McGuireWoods LLP regarding legality of the Common Stock

5.2	Opinion of Cahill Gordon & Reindel LLP regarding legality of the Notes

10.1	Amendment No. 1 to Share Lending Agreement dated as of December 18, 2007, between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.2	Amendment No. 1 to Share Lending Agreement dated as of December 18, 2007, among The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers International (Europe) Limited, as borrower, and Lehman Brothers Inc., as borrowing agent

10.3	Amendment to Confirmation of Issuer Warrant Transaction (2011), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.4	Amendment to Confirmation of Issuer Warrant Transaction (2012), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Bank of America, N.A.

10.5	Amendment to Confirmation of Issuer Warrant Transaction (2011), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

10.6	Amendment to Confirmation of Issuer Warrant Transaction (2012), dated as of December 17, 2007, by and between The Great Atlantic & Pacific Tea Company, Inc. and Lehman Brothers OTC Derivatives Inc.

23.1	Consent of McGuireWoods LLP (included as part of its opinion filed as

Exhibit 5.1)

23.2	Consent of Cahill Gordon & Reindel LLP (included as part of its opinion filed as Exhibit 5.2).